UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 28, 2020.

STERIS plc

STERIS plc

70 SIR JOHN ROGERSON’S QUAY

DUBLIN 2, IRELAND

(COMPANY NUMBER 595593)

Meeting Information
Meeting Type: Annual General Meeting
For holders as of: May 29, 2020
Date: July 28, 2020 Time: 10:00 A.M. Eastern Time
Location:	5960 Heisley Road, Mentor, Ohio 44060, U.S.A., and live via the Internet-please visit www.virtualshareholdermeeting.com/STE2020.
The company will be hosting the meeting at 5960 Heisley Road, Mentor, Ohio 44060, U.S.A., and live via the Internet. To attend the meeting via Internet please visit www.virtualshareholdermeeting.com/STE2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT              FISCAL 2020 ANNUAL REPORT AND ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2020

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                       1) BY INTERNET:         www.proxyvote.com

                                       2) BY TELEPHONE:     1-800-579-1639

                                       3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 14, 2020 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “For” for all of the following proposals (all proposals are ordinary resolutions):
1.	Re-election of Directors

3.      To appoint Ernst & Young Chartered Accountants as the Company’s Irish statutory auditor under the Act to hold office until the conclusion of the Company’s next Annual General Meeting.

4.      To authorize the Directors of the Company or the Audit Committee to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s Irish statutory auditor.

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 12, 2020.

6.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Nominees:
	1a.	Richard C. Breeden
	1b.	Cynthia L. Feldmann
	1c.	Dr. Jacqueline B. Kosecoff
	1d.	David B. Lewis
	1e.	Walter M Rosebrough, Jr.
	1f.	Dr. Nirav R. Shah
	1g.	Dr. Mohsen M. Sohi
	1h.	Dr. Richard M. Steeves
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2021.